Exhibit 99.1        Press Release dated August 24, 2016

SIMPSON MANUFACTURING CO., INC. ANNOUNCES
CAPITAL ALLOCATION STRATEGY UPDATE

Simpson Manufacturing Co., Inc. (the “Company”) today announced an update to its capital allocation strategy, which has resulted from our ongoing review of our capital allocation strategy and feedback we have received from a significant number of our shareholders. Per the previous capital allocation strategy announcement on September 23, 2015, we seek profitable growth opportunities in the building products range to create long-term value while consistently returning capital to our shareholders. Based on shareholder feedback, the initial results of an extensive review of our capital allocation strategy and the high degree of confidence we have in our business, the Company has established a current target capital return to shareholders of 50% of cash flows from operations through both dividends and repurchases of the Company’s shares of common stock. In support of this target, the Company’s Board of Directors replaced its previous share repurchase authorization, which was initially $50 million and was scheduled to expire on December 31, 2016, with a $125 million share repurchase authorization that expires on December 31, 2017. The Board of Directors further authorized the Company to execute one or more accelerated share repurchase programs (“ASR Programs”) at any time or times before December 31, 2017 (provided that, final settlement of the ASR Programs may occur thereafter). The Company currently expects to execute a $50 million ASR Program by the end of 2016 and has begun work on that initiative.

From January 1, 2015 to July 2016, the Company, using internally-generated cash flow, invested in excess of $52 million in capital expenditures and $4 million in acquisitions. During the same time period, we returned approximately $104 million of capital to shareholders through the payment of quarterly dividends and the repurchasing of the Company’s shares of common stock, including approximately $3.5 million in share repurchases in 2016.

Simpson Manufacturing Co., Inc., headquartered in Pleasanton, California, through its subsidiary, Simpson Strong-Tie Company Inc., designs, engineers and is a leading manufacturer of wood construction products, including connectors, truss plates, fastening systems, fasteners and shearwalls, and concrete construction products, including adhesives, specialty chemicals, mechanical anchors, powder actuated tools and fiber reinforcing materials. The Company's common stock trades on the New York Stock Exchange under the symbol "SSD."

This document and the associated Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including but not limited to, statements regarding the Company's growth strategy, the Company’s growth opportunities, the Company’s capital allocation strategy, the Company’s future share repurchases and dividends, and their projected impact on the Company’s growth and future results of operations, are forward-looking statements. Forward-looking statements generally can be identified by words such as "anticipate," “expect,” “plan,” "change," “strategy,” “target,” “opportunity,” “future,” and similar expressions.  These statements are based on numerous assumptions and involve known and unknown risks, uncertainties and other factors that could significantly affect the Company's operations and may cause the Company’s actual results, financial condition, performance or achievements to be substantially different from any future results, financial condition, performance or achievements expressed or implied by any such forward-looking statements. Those factors include, but are not limited to, (i) general economic and construction business conditions; (ii) customer acceptance of the Company's products; (iii) relationships with key customers; (iv) materials and manufacturing costs; (v) the financial condition of customers, competitors and suppliers; (vi) technological developments; (vii) increased competition; (viii) changes in capital and credit market conditions; (ix) governmental and business conditions in countries where the Company's products are manufactured and sold; (x) changes in regulations; (xi) the effect of merger or acquisition activities; (xii) changes in the Company's plans, strategies, targets, objectives, expectations or intentions; and (xiii) other risks, uncertainties and factors indicated from time to time in the Company's reports and filings with the U.S. Securities and Exchange Commission (the “SEC”) including, without limitation, most recently the Company's Annual Report on Form 10-K for the period ended December 31, 2015, under the heading "Item 1A - Risk Factors" and the heading “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” The Company does not intend, and undertakes no obligation to update or publicly release any revision to any such forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, the change of circumstance or otherwise. Each forward-looking statement contained in this document and the associated Current Report on Form 8-K is specifically qualified in its entirety by the factors in the documents referenced above.

You are hereby advised to carefully read this document and the associated Current Report on Form 8-K in connection with the important disclaimers set forth herein, including those concerning forward-looking statements, prior to reaching any conclusions or making any investment decisions.

For further information, contact Tom Fitzmyers at (925) 560-9030.